Exhibit 99.1

NEWS RELEASE November 15, 2023

Tetra Tech Reports Record Fourth Quarter and Fiscal 2023 Results

•	Revenue $1.26 billion, up 40% Y/Y
•	Net revenue $1.06 billion, up 44% Y/Y

•	Quarterly adjusted EBITDA $153 million, up 51% Y/Y

•	Backlog of $4.79 billion, up $1.05 billion Y/Y

•	Initiates FY24 revenue and EPS guidance at double-digit growth

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services, today announced results for the fourth quarter and fiscal year ended October 1, 2023.

Fourth Quarter Results

Tetra Tech achieved record quarterly results in key financial metrics including revenue, net revenue, operating income, EBITDA, adjusted EPS and backlog. Revenue in the fourth quarter totaled $1.26 billion and revenue, net of subcontractor costs (net revenue)1, was $1.06 billion, up 40% and 44%, respectively, over last year. Adjusted EBITDA1 was $153 million, up 51% year-over-year. GAAP EPS was $1.00. Adjusted EPS was $1.78, up 41% year-over year, which excluded the final RPS integration costs, including office consolidations and non-recurring tax charges. Cash generated from operations was $122 million, up 103% over the same period last year. Backlog increased to an all-time high of $4.79 billion, up $1.05 billion and 28% year-over-year.

Quarterly Dividend

On November 13, 2023, Tetra Tech’s Board of Directors approved the Company’s 38th consecutive quarterly dividend at an amount of $0.26 per share, a 13% increase year-over-year, payable on December 13, 2023, to stockholders of record as of November 30, 2023.

Fiscal Year Results

Tetra Tech also achieved record annual results with all-time highs for revenue, net revenue, operating income, adjusted EBITDA, earnings and cash flow. Revenue for fiscal 2023 was $4.52 billion and net revenue was $3.75 billion, up 29% and 32%, respectively, over fiscal 2022. Adjusted EBITDA was $481 million, up 33% compared to last year. GAAP EPS was $5.10; adjusted EPS was $5.58, an increase of 24% over last fiscal year. The days sales outstanding (DSO) improved to a record low 54 days, contributing to an all-time high cash provided by operations of $368 million.

1 Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to tables at the end of the release and Regulation G Information for reconciliations to the comparable GAAP metrics.

Chairman and CEO Comments

Tetra Tech Chairman and CEO, Dan Batrack, commented, “As we completed fiscal year 2023, our differentiated Leading with Science® approach to the water, environment and sustainable infrastructure markets generated the highest financial results of any quarter and year in our history. In addition to our all-time high results in revenue, earnings and backlog, we accomplished significant strategic milestones this year, including closing the largest transaction in our history, enhancing our capital structure, and expanding our Tetra Tech Delta Technologies to include a subscription software practice.

Our clients are continuing to increase funding for water and environmental programs, including climate change mitigation and adaptation to address water security, coastal flooding, energy transition and biodiversity protection. With our market leadership in these key areas, we booked nearly $2 billion in new orders in the fourth quarter and increased our backlog by more than $1 billion over last year. Building on this momentum, we expect double-digit revenue growth in fiscal 2024 and further margin expansion.”

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Tetra Tech expects EPS for the first quarter of fiscal 2024 to range from $1.30 to $1.38 and net revenue to range from $950 million to $1.00 billion. For fiscal 2024, Tetra Tech expects EPS to range from $5.70 to $6.00, and net revenue to range from $4.05 billion to $4.25 billion.2 The first quarter and fiscal 2024 EPS guidance ranges are on a GAAP basis inclusive of all intangible amortization expenses. On a comparable basis, fiscal 2023 EPS was $5.10. The midpoint of the fiscal 2024 net revenue and EPS guidance represents a 11% and 15% year-over-year increase, respectively.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the fourth quarter of fiscal 2023 results through a link posted on the Company’s website at tetratech.com on November 16, 2023, at 8:00 a.m. (PT).

2 Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components required to provide such reconciliation with sufficient precision.

Reconciliation of GAAP and Non-GAAP Items

In thousands (except EPS data)

	Three Months Ended			Fiscal Year Ended
	Oct. 1, 2023	Oct. 2, 2022	% Y/Y	Oct. 1, 2023	Oct. 2, 2022	% Y/Y
Revenue	$1,260,612	$902,562	40%	$4,522,550	$3,504,048	29%
Subcontractor costs	(203,209)	(166,443)		(771,461)	(668,468)
Net revenue	$1,057,403	$736,119	44%	$3,751,089	$2,835,580	32%

EPS	$1.00	$1.55		$5.10	$4.86
Acq. / Integration costs	0.12	–		0.56	–
Lease impairments	0.22	–		0.22	–
Earn-out adjustments	0.06	–		0.19	–
FX hedge gain	–	(0.28)		(1.24)	(0.28)
Non-recurring tax items	0.26	–		0.38	–
COVID-19 credits	–	(0.01)		–	(0.08)
Adjusted EPS incl. RPS IA	1.66	1.26	32%	5.21	4.50	16%
RPS intang. amort. (IA)	0.12	–		0.37	–
Adjusted EPS	$1.78	$1.26	41%	$5.58	$4.50	24%

About Tetra Tech

Tetra Tech is a leading provider of high-end consulting and engineering services for projects worldwide. With 27,000 employees working together, Tetra Tech provides clear solutions to complex problems in water, environment, sustainable infrastructure, renewable energy, and international development. We are Leading with Science® to provide sustainable and resilient solutions for our clients. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn, Twitter, and Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics like COVID-19; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended October 2, 2022. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this release.

Tetra Tech, Inc

Consolidated Balance Sheets

(unaudited - in thousands, except par value)

	October 1,	October 2,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	168,831	185,094
Accounts receivable, net	974,535	755,112
Contract assets	113,939	92,405
Prepaid expenses and other current assets	89,096	115,400
Income taxes receivable	4,759	10,205
Total current assets	1,351,160	1,158,216

Property and equipment, net	74,832	32,316
Right-of-use assets, operating leases	175,932	182,319
Goodwill	1,880,244	1,110,412
Intangible assets, net	173,936	29,163
Deferred tax assets	98,422	47,804
Other non-current assets	70,508	62,546
Total assets	3,825,034	2,622,776

Liabilities and Equity
Current liabilities:
Accounts payable	173,271	147,436
Accrued compensation	302,755	237,669
Contract liabilities	335,044	241,340
Short-term lease liabilities, operating leases	65,005	57,865
Current portion of long-term debt	-	12,504
Current contingent earn-out liabilities	51,108	28,797
Other current liabilities	265,947	190,406
Total current liabilities	1,193,130	916,017

Deferred tax liabilities	37,170	15,161
Long-term debt	879,529	246,250
Long-term lease liabilities, operating leases	144,685	146,285
Non-current contingent earn-out liabilities	22,314	36,769
Other non-current liabilities	144,700	79,157

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at October 1, 2023 and October 2, 2022	-	-
Common stock - authorized, 150,000 shares of $0.01 par value; issued and outstanding, 53,248 and 52,981 shares at October 1, 2023 and October 2, 2022, respectively	532	530
Additional paid-in capital	-	-
Accumulated other comprehensive loss	(195,295)	(208,144)
Retained earnings	1,598,196	1,390,701
Tetra Tech stockholders' equity	1,403,433	1,183,087
Noncontrolling interests	73	50
Total stockholders' equity	1,403,506	1,183,137
Total liabilities and stockholders' equity	3,825,034	2,622,776

Tetra Tech, Inc

Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended		Fiscal Year Ended
	October 1,	October 2,	October 1,	October 2,
	2023	2022	2023	2022
Revenue	1,260,612	902,562	4,522,550	3,504,048
Subcontractor costs	(203,209)	(166,443)	(771,461)	(668,468)
Other costs of revenue	(845,311)	(580,084)	(3,026,060)	(2,260,021)
Gross profit	212,092	156,035	725,029	575,559

Selling, general and administrative expenses	(77,195)	(60,840)	(305,107)	(234,784)
Acquisition and Integration expenses	(7,357)	-	(33,169)	-
Right-of-use operating lease asset impairment	(16,385)	-	(16,385)	-
Contingent consideration - fair value adjustments	(3,778)	(393)	(12,255)	(329)
Income from operations	107,377	94,802	358,113	340,446

Interest expense, net	(12,974)	(2,618)	(46,537)	(11,584)
Other non-operating income	-	19,904	89,402	19,904
Income before income tax expense	94,403	112,088	400,978	348,766

Income tax expense	(40,745)	(29,129)	(127,526)	(85,602)
Net income	53,658	82,959	273,452	263,164
Net income attributable to noncontrolling interests	(9)	(12)	(32)	(39)
Net income attributable to Tetra Tech	53,649	82,947	273,420	263,125

Earnings per share attributable to Tetra Tech:
Basic	1.01	1.56	5.14	4.91
Diluted	1.00	1.55	5.10	4.86

Weighted-average common shares outstanding:
Basic	53,247	53,148	53,203	53,620
Diluted	53,702	53,667	53,637	54,163

Tetra Tech, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Fiscal Year Ended
	October 1,	October 2,
	2023	2022
Cash flows from operating activities:
Net income	$273,452	$263,164

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	61,206	27,033
Amortization of stock-based awards	28,607	26,227
Deferred income taxes	(21,204)	2,175
Fair value adjustments to contingent consideration	12,255	329
Right-of-use operating lease asset impairment	16,385	-
Fair value adjustments to foreign currency forward contract	(89,402)	(19,904)
Other non-cash items	975	(1,245)

Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable and contract assets	(19,783)	(89,781)
Prepaid expenses and other assets	78,686	69,697
Accounts payable	(19,214)	17,099
Accrued compensation	37,094	27,458
Contract liabilities	44,152	55,915
Income taxes receivable/payable	40,527	14,627
Other liabilities	(75,273)	(56,606)
Net cash provided by operating activities	368,463	336,188

Cash flows from investing activities:
Payments for Settlement of foreign business acquisitions, net of cash acquired	(854,319)	(49,124)
Settlement of foreign currency forward contract	109,306	-
Capital expenditures	(26,901)	(10,582)
Proceeds from sale of assets	715	3,966
Net cash used in investing activities	(771,199)	(55,740)

Cash flows from financing activities:
Proceeds from borrowings	994,859	161,456
Repayments on long-term debt	(1,026,051)	(117,080)
Proceeds from issuance of convertible notes	575,000	-
Payment of debt issuance costs	(14,451)	-
Purchases of capped calls	(51,750)	-
Repurchases of common stock	-	(200,000)
Taxes paid on vested restricted stock	(16,833)	(25,223)
Payments of contingent earn-out liabilities	(21,328)	(20,124)
Stock options exercised	626	1,806
Dividends paid	(52,113)	(46,099)
Principal payments on finance leases	(5,579)	(4,344)
Net cash provided by (used in) financing activities	382,380	(249,608)

Effect of exchange rate changes on cash and cash equivalents	4,093	(12,314)

Net (decrease) increase in cash and cash equivalents	(16,263)	18,526
Cash and cash equivalents at beginning of year	185,094	166,568
Cash and cash equivalents at end of year	$168,831	$185,094

Supplemental information:
Cash paid during the year for:
Interest	$47,367	$13,378
Income taxes, net of refunds received of $2.2 million and $4.8 million	$93,176	$70,799

Tetra Tech, Inc.

Regulation G Information

October 1, 2023

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2022							2023
	2020	2021	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total
Consolidated
Revenue (As Reported)	2,994.9	3,213.5	858.5	852.7	1,711.3	890.2	2,601.5	902.6	3,504.0	894.8	1,158.2	2,053.0	1,208.9	3,261.9	1,260.6	4,522.6
RCM	(0.2)	(0.6)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Revenue	2,994.7	3,212.9	858.5	852.7	1,711.3	890.2	2,601.5	902.6	3,504.0	894.8	1,158.2	2,053.0	1,208.9	3,261.9	1,260.6	4,522.6
Adjusted Subcontractor Costs	(646.1)	(661.3)	(179.2)	(153.1)	(332.3)	(169.7)	(502.0)	(166.4)	(668.5)	(158.2)	(188.7)	(346.9)	(221.4)	(568.3)	(203.2)	(771.5)
Adjusted Net Revenue	2,348.6	2,551.6	679.3	699.6	1,379.0	720.5	2,099.5	736.2	2,835.5	736.6	969.5	1,706.1	987.5	2,693.6	1,057.4	3,751.1

GSG Segment
Revenue	1,578.3	1,772.9	456.1	449.0	905.1	460.0	1,365.0	455.8	1,820.9	471.1	563.3	1,034.3	531.0	1,565.4	593.5	2,158.9
Subcontractor Costs	(460.8)	(507.1)	(129.0)	(111.5)	(240.5)	(124.5)	(365.0)	(119.4)	(484.4)	(118.0)	(127.7)	(245.7)	(140.8)	(386.6)	(136.9)	(523.4)
Net Revenue	1,117.5	1,265.8	327.1	337.5	664.6	335.5	1,000.0	336.4	1,336.5	353.1	435.6	788.6	390.2	1,178.8	456.6	1,635.5

CIG Segment
Revenue	1,471.1	1,500.1	416.3	416.9	833.2	444.2	1,277.5	461.0	1,738.4	439.6	610.4	1,049.9	691.4	1,741.3	683.3	2,424.6
Subcontractor Costs	(240.0)	(214.3)	(64.0)	(54.8)	(118.8)	(59.3)	(178.1)	(61.2)	(239.3)	(56.0)	(76.4)	(132.4)	(94.0)	(226.4)	(82.6)	(309.0)
Net Revenue	1,231.1	1,285.8	352.3	362.1	714.4	384.9	1,099.4	399.8	1,499.1	383.6	534.0	917.5	597.4	1,514.9	600.7	2,115.6

RCM Segment
Revenue	0.2	0.6	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Subcontractor Costs	(0.2)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net Revenue	-	0.6	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA

(in thousands)

			2022							2023
	2020	2021	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total
Net Income Attributable to Tetra Tech	173,859	232,810	68,489	53,040	121,529	58,650	180,179	82,947	263,125	116,706	42,830	159,536	60,235	219,771	53,649	273,420
Income Tax Expense	54,101	34,039	15,817	18,327	34,144	22,329	56,472	29,129	85,602	37,958	26,254	64,212	22,568	86,780	40,745	127,526
Interest Expense[1]	13,100	11,831	2,904	3,144	6,048	2,919	8,966	2,618	11,584	5,372	13,323	18,695	14,869	33,564	12,973	46,537
Depreciation	13,017	12,337	3,433	3,310	6,743	3,200	9,945	3,914	13,859	3,178	4,849	8,027	5,624	13,651	6,330	19,980
Amortization	11,594	11,468	2,678	3,241	5,919	3,682	9,601	3,573	13,174	3,438	12,072	15,510	14,060	29,570	11,656	41,226
Contingent Consideration	(13,371)	(3,273)	-	-	-	-	-	-	-	933	7,544	8,477	-	8,477	3,778	12,255
Goodwill Impairment	15,800	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
FX Hedge Gain	-	-	-	-	-	-	-	(19,904)	(19,904)	(67,995)	(21,407)	(89,402)	-	(89,402)	-	(89,402)
Acquisition & Integration Expenses[2]	-	-	-	-	-	-	-	-	-	3,761	19,944	23,705	2,107	25,812	23,742	49,554
Non-Core Dispositions	(8,524)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
COVID-19 Charges (Credits)	8,233	-	(4,451)	-	(4,451)	(1,041)	(5,492)	(994)	(6,486)	-	-	-	-	-	-	-

Adjusted EBITDA	267,809	299,212	88,870	81,062	169,932	89,739	259,671	101,283	360,954	103,351	105,409	208,760	119,463	328,223	152,873	481,096

1 Includes write-off of deferred debt origination fees of $2.7M in Q1-23 and $1.1M in Q2-23

2 Includes lease impairment charge of $16.4M in Q4-23